UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 21, 2009
Date of Report (Date of earliest event reported)
QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934

(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121

(address of principal executive offices)	(Zip Code)
858-587-1121
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) On September 21, 2009, the Company’s Board of Directors approved amendments to Section 43 of the Amended and Restated Bylaws (the “Bylaws”) of the Company. These amendments (i) remove a potential ambiguity in Section 43(k)(4) as to persons eligible for indemnification to clarify that indemnification can be provided to directors, officers, managers, employees, trustees and agents of a subsidiary of the Company or to persons serving at the request of the Company in those capacities at another entity, and (ii) make a definitional change in Section 43(e) to provide consistency with previous revisions to the Bylaws.
     The foregoing description of these amendments is qualified in its entirety by reference to the provisions of Section 43, as revised, as set forth in the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
3.1	Amended and Restated Bylaws of QUALCOMM Incorporated, as amended as of September 21, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated
Date: September 25, 2009	By:	/s/ William E. Keitel
William E. Keitel
Executive Vice President and Chief Financial Officer